UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2004

Volume Services America Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31904 (Commission File Number)	13-3870167 (IRS Employer Identification No.)

201 East Broad Street Spartanburg, SC (Address of principal executive offices)	29306 (Zip Code)

Registrant’s telephone number, including area code (864) 598-8600

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EX-99.1: PRESS RELEASE

Form 8-K, Current Report

Item 12. Results of Operations and Financial Condition.

     On July 29, 2004, Volume Services America Holdings, Inc., operating its businesses under the trade name Centerplate, issued a press release announcing its quarterly earnings for the quarter ended June 29, 2004. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2004	Volume Services America Holdings, Inc.
	By:	/s/ Kenneth R. Frick
		Name:	Kenneth R. Frick
		Title:	Executive Vice President and CFO